SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 9, 2009

Date of Report

May 22, 2009

(Date of earliest event reported)

HOTGATE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-129388	71-098116
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Room 1602, Aitken Vanson Centre, 61 Hoi Yuen Rd., Kwun Tong, Hong Kong

(Address of principal executive offices, including zip code)

(852)2270-0688

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report.

On May 22, 2009, the Company’s Board of Directors concluded to restate previously-issued financial statements included in the Company’s Form 8-K/A initially filed on January 16, 2009 (the “Amended 8-K”).  In the Amended 8-K, we amended and restated certain financial information to comply with comments received by the Securities and Exchange Commission.  The Amended 8-K/A was filed on May 22, 2009 and reflected the updated financial information of the Company. As a result of these minor changes, the financial statements for the initial 8-K/A filed January 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2009

Hotgate Technology, Inc.

By:	/s/ Chuan Beng Wei
Chuan Beng Wei
CEO and Director